HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                            HV-5776 - PremierSolutions Cornerstone

333-72042                                            HV-6775 - PremierSolutions Cornerstone (Series II)

Supplement dated August 10, 2010 to your Prospectus

1.  FUND NAME CHANGE

PUTNAM NEW OPPORTUNITIES FUND — CLASS A

Effective on or about September 1, 2010 the following name change is made to your prospectus:

Old Name	New Name

Putnam New Opportunities Fund — Class A	Putnam Multi-Cap Growth Fund — Class A

As a result of the change, all references to the Old Name in your prospectus are deleted and replaced with the New Name.

2.  REORGANIZATION — PUTNAM VISTA FUND — CLASS A

On or about September 15, 2010, shareholders will vote on the proposed reorganization of the Putnam Vista Fund (“Merging Fund”) into the Putnam Multi-Cap Growth Fund (“Acquiring Fund”).  If the proposed reorganization is approved, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the reorganization is scheduled to take place at the close of trading on the New York Stock Exchange on or about September 24, 2010.

Due to the reorganization, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of trading on the New York Stock Exchange on or about September 22, 2010.

As a result of the reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading of the New York Stock Exchange on or about September 24, 2010, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account.

Prior to the date of the reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on or about September 23, 2010, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed reorganization is approved, effective as of the close of trading on the New York Stock Exchange on or about September 24, 2010, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.